UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 8, 2023

Martin Midstream Partners L.P.

(Exact name of registrant as specified in its charter)

Delaware	000-50056	05-0527861
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4200 Stone Road, Kilgore, Texas 75662

(Address of principal executive offices, including zip code)

(903) 983-6200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units representing limited partnership interests	MMLP	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On February 8, 2023, Martin Midstream Partners L.P. (the “Partnership”) and its wholly owned subsidiary, Martin Midstream Finance Corp. (“Finance Corp.” and, together with the Partnership, the “Issuers”), completed the sale of $400 million in aggregate principal amount of 11.500% senior secured second lien notes due 2028 (the “Notes”) pursuant to the terms of the purchase agreement, dated January 31, 2023 (the “Purchase Agreement”), among the Issuers, the guarantors named therein and the initial purchasers named therein (the “Initial Purchasers”). The Notes were issued under an Indenture, dated February 8, 2023 (the “Indenture”), among the Issuers, the guarantors named therein and U.S. Bank Trust Company, National Association, as trustee (the “Trustee”) and as collateral agent (the “Collateral Agent”).

The Notes are guaranteed on a full and unconditional basis by each of the Partnership’s current wholly owned subsidiaries (other than Finance Corp. and Martin ELSA Investment LLC) and by certain of the Partnership’s future subsidiaries. The Indenture and the form of Note, which is attached as an exhibit to the Indenture, provide, among other things, that the Notes and the guarantees are secured on a second-priority basis by a lien on the collateral of the Issuers and the guarantors, which collateral consists of substantially all the assets of the Issuers and the guarantors, subject to the terms of an intercreditor agreement (the “Intercreditor Agreement”) and certain other exceptions.

The Notes and the guarantees are, pursuant to the Intercreditor Agreement, effectively junior to the Issuers’ existing and future first-priority indebtedness to the extent of the value of the collateral securing such indebtedness, including indebtedness under the Partnership’s revolving credit facility. The Notes and the guarantees rank effectively senior to all of the Issuers’ existing and future senior unsecured indebtedness to the extent of the value of the collateral securing the Notes and the guarantees.

Interest is payable on the Notes on February 15 and August 15 of each year beginning on August 15, 2023 until their maturity date of February 15, 2028.

At any time prior to August 15, 2025, the Issuers may redeem up to 35% of the aggregate principal amount of the Notes at a redemption price of 111.500% of the principal amount of the Notes redeemed, plus accrued and unpaid interest to the redemption date, with an amount not greater than the net cash proceeds of one or more equity offerings by the Partnership, so long as the redemption occurs within 180 days of completing such equity offering and at least 65% of the aggregate principal amount of the Notes remains outstanding immediately after such redemption.

In addition, at any time prior to August 15, 2025, the Issuers may redeem all or a portion of the Notes at a redemption price equal to 100% of the principal amount of the Notes redeemed, plus an applicable make-whole premium and accrued and unpaid interest to the redemption date. On and after August 15, 2025, the Issuers may redeem all or a portion of the Notes at redemption prices set forth in the Indenture, plus accrued and unpaid interest to the redemption date.

If a Change of Control (as defined in the Indenture) occurs, the Partnership must offer to repurchase the Notes at a price equal to 101% of the aggregate principal amount of the Notes, plus accrued and unpaid interest to the date of repurchase.

The terms of the Indenture, among other things, limit the ability of the Partnership and certain of its subsidiaries to sell assets, make investments, create liens on assets, enter into sale and leaseback transactions, and consolidate, merge or transfer all or substantially all of its assets and the assets of its subsidiaries.

The Indenture provides for customary events of default, which include (subject in certain cases to customary grace and cure periods), among others: nonpayment of principal or interest; breach of other agreements in the Indenture; defaults in failure to pay certain other indebtedness; the failure to pay final judgments of certain amounts of money against the Partnership or certain of its subsidiaries; the failure of certain guarantees to be enforceable; and certain events of bankruptcy or insolvency. Generally, if an event of default occurs and is not cured within the time periods specified, the Trustee or the holders of at least 25% in principal amount of the then outstanding series of Notes may declare all the Notes of such series to be due and payable immediately.

The Notes were sold to the Initial Purchasers for resale to persons reasonably believed to be qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”), and to persons outside the United States under Regulation S of the Securities Act. The Notes were issued in a transaction exempt from registration under the Securities Act or any state securities laws. Therefore, Notes may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws. This Current Report on Form 8-K and the Exhibits hereto do not constitute an offer to sell or a solicitation of an offer to purchase the Notes or any other securities.

The foregoing descriptions do not purport to be complete and are qualified by reference to the Indenture and the form of Note, which are filed as Exhibits 4.1 and 4.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of the Registrant.

The disclosures under Item 1.01 of this Current Report on Form 8-K relating to the Indenture and the form of Note are also responsive to Item 2.03 of this report and are incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Document

4.1	Indenture, dated February 8, 2023, among Martin Midstream Partners L.P., Martin Midstream Finance Corp., the guarantors named therein and U.S. Bank Trust Company, National Association, as trustee and collateral agent.

4.2	Form of 11.500% Senior Secured Second Lien Notes due 2028 (incorporated by reference to Exhibit 4.1 filed herewith).

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARTIN MIDSTREAM PARTNERS L.P.

By: Martin Midstream GP LLC, Its General Partner

By:	/s/ Robert D. Bondurant
Robert D. Bondurant
President and Chief Executive Officer

Date: February 8, 2023